UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
August 26, 2005

Identix Incorporated
(Exact name of registrant as specified in its charter)

Delaware	1-9641	94-2842496

(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS employer identification no.)

5600 Rowland Road
Minnetonka, Minnesota 55343

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(952) 932-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.02A NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
SIGNATURE

ITEM 4.02A	NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERIM REVIEW
     On August 26, 2005, our Audit Committee, upon the recommendation of management concluded that there was an error in accounting for income taxes related to the February 13, 2004 sale of our Identix Public Sector (IPS) operations to Alion Science and Technology Corporation which was reported as a discontinued operation. As a result, our Audit Committee concluded that the previously issued consolidated financial statements for the three and nine month periods ended March 31, 2004, as well as the consolidated financial statements for the year ended June 30, 2004, should not be relied upon because of errors in those consolidated financial statements.
     In an amended Form 10-K for the year ended June 30, 2004, and in an amended Form 10-Q for the quarter ended March 31, 2005, we will restate the amounts previously reported as the loss from continuing operations and as income from discontinued operations in our Consolidated Statement of Operations for the year ended June 30, 2004, and in our Consolidated Statements of Operations for the three and nine month periods ended March 31, 2004, respectively. The impact of these adjustments on our Consolidated Statement of Operations for the year ended June 30, 2004 was to reduce the loss from continuing operations and to reduce income from discontinued operations by the same amount resulting in no change to the reported net loss or basic and diluted net loss per share. Our net loss as reported in our Consolidated Statements of Operations for the three and nine month periods ended March 31, 2004 was increased by $400,000 or $0.0 per basic and diluted share and our net loss for the fourth quarter ended June 30, 2004 was reduced by $400,000 or $0.0 per basic and diluted share due to the manner in which the income tax benefit related to continuing operations is allocated between the third and fourth quarters of fiscal year 2004.
     These errors had no impact on amounts included in our previously reported Consolidated Balance Sheet as of June 30, 2004 or our Consolidated Statement of Stockholders’ Equity and Comprehensive Loss or Consolidated Statements of Cash Flows for the year ended June 30, 2004. The tables below indicate the amount of adjustment to our Consolidated Statements of Operations for each of the periods affected. The impact of the above adjustments on our Consolidated Statement of Cash Flows for the nine month period ended March 31, 2004 is not presented in the tables below because they do not have an impact on net cash used in operating activities or net increase in cash and cash equivalents as previously reported. The net impact of the above adjustments is not material to our Consolidated Balance Sheet as of March 31, 2004.
     We and our Audit Committee have discussed the matters disclosed in this report with PricewaterhouseCoopers LLP, our independent registered public accounting firm.

     The following tables reflect the effects of the restatement on the Consolidated Statement of Operations for the three and nine month periods ended March 31, 2004 and for the year ended June 30, 2004 (in thousands, except per share amounts):

	Three months
	ended		Three months
	March 31, 2004		ended
	(as previously		March 31, 2004
	reported)	Adjustments	(as restated)
Loss from continuing operations before income taxes	$(8,408)	$—	$(8,408)
Benefit (provision) for income taxes	(9)	1,600	1,591

Loss from continuing operations	(8,417)	1,600	(6,817)

Discontinued Operations:
Loss from discontinued IPS operations	(1,050)	—	(1,050)
Gain on sale of IPS, net of income taxes	5,934	(2,000)	3,934

Income from discontinued operations	4,884	(2,000)	2,884

Net loss	$(3,533)	$(400)	$(3,933)

Basic and diluted loss per share:
Continuing operations	$(0.10)	$0.02	$(0.08)
Discontinued operations	0.06	(0.02)	0.04

Basic and diluted net loss per share	$(0.04)	$—	$(0.04)

Weighted average shares outstanding basic and diluted	86,645	—	86,645

	Nine months
	ended
	March 31, 2004		Nine months ended
	(as previously		March 31, 2004
	reported)	Adjustments	(as restated)
Loss from continuing operations before income taxes	$(18,845)	$—	$(18,845)
Benefit (provision) for income taxes	(28)	1,600	1,572

Loss from continuing operations	(18,873)	1,600	(17,273)

Discontinued Operations:
Loss from discontinued IPS operations	(809)	—	(809)
Gain on sale of IPS, net of income taxes	5,934	(2,000)	3,934

Income from discontinued operations	5,125	(2,000)	3,125

Net loss	$(13,748)	$(400)	$(14,148)

Basic and diluted loss per share:
Continuing operations	$(0.22)	$0.02	$(0.20)
Discontinued operations	0.06	(0.02)	0.04
Basic and diluted net loss per share	$(0.16)	$—	$(0.16)

Weighted average shares outstanding basic and diluted	86,267	—	86,267

	Year ended
	June 30, 2004		Year ended
	(as previously		June 30, 2004
	reported)	Adjustments	(as restated)
Loss from continuing operations before income taxes	$(23,624)	$—	$(23,624)
Benefit (provision) for income taxes	(43)	2,000	1,957

Loss from continuing operations	(23,667)	2,000	(21,667)

Discontinued Operations:
Loss from discontinued IPS operations	(809)	—	(809)
Gain on sale of IPS, net of income taxes	5,934	(2,000)	3,934

Income from discontinued operations	5,125	(2,000)	3,125

Net loss	$(18,542)	$—	$(18,542)

Basic and diluted loss per share:
Continuing operations	$(0.27)	$0.02	$(0.25)
Discontinued operations	0.06	(0.02)	0.04

Basic and diluted net loss per share	$(0.21)	$—	$(0.21)

Weighted average shares outstanding basic and diluted	86,758	—	86,758

     As of March 31, June 30, September 30, and December 31, 2004, we had previously concluded that our disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Securities Exchange Act of 1934) were effective. As of March 31, 2005, we had previously concluded that our disclosure controls and procedures were not effective due to a material weakness in the Company’s internal control over financial reporting relating to revenue recognition on a single international sales order with multiple revenue elements as described in Item 4 of our Form 10-Q for the quarter ended March 31, 2005. In connection with the aforementioned restatement, we have now determined that a material weakness in the Company’s internal control over financial reporting relating to the accounting for income taxes existed as of March 31, 2004. As a result, in an amended Form 10-K for the year ended June 30, 2004 and in an amended Form 10-Q for the quarter ended March 31, 2005, which includes the consolidated financial statements for the three and nine month periods ended March 31, 2004, we will now conclude that our disclosure controls and procedures were not effective as of June 30, 2004 due to a material weakness related to the accounting for income taxes and as of March 31, 2005 due to a material weakness related to the accounting for income taxes and the previously reported material weakness related to revenue recognition on a single international sales order.
     A material weakness is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As of March 31, 2004 we did not maintain effective controls over the accounting for income taxes, including the related income tax provision. Specifically, we did not maintain effective controls to ensure that our income tax accounting was in accordance with accounting principles generally accepted in the United States of America for discrete period non-routine transactions. Additionally, there was a lack of oversight and review over our income tax accounting related to discrete period non-routine transactions. This control deficiency will result in the restatement of our consolidated financial statements for the year ended June 30, 2004 as well as for the three and nine month periods ending March 31, 2004 as discussed above. Accordingly, we have determined that this control deficiency constituted a material weakness as of March 31, 2004.
     We are currently in the process of evaluating the effectiveness of our internal controls over financial reporting that were in place as of June 30, 2005, including an assessment of remediation measures that we have commenced with respect to the aforementioned material weaknesses. This evaluation will include an assessment of the impact of the material weaknesses described above. The June 30, 2005 internal controls assessment will be completed upon the filing of our Form 10-K for the year ended June 30, 2005.
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SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Identix Incorporated
By:	/S/ ELISSA LINDSOE
Elissa Lindsoe, Chief Financial Officer

Date: August 31, 2005